UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2018

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1125 E. Broadway, Suite 770

Glendale, California 91250

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On November 1, 2018, Anvia Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on October 23, 2018, the Company completed its acquisition of Entrepreneur Culture Inc Sdn. Bhd., a Malaysia corporation (“ECI”).

On November 30, 2018, Anvia Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on November 29, 2018, the Company completed its acquisition of Xamerg Pty Ltd, an Australia corporation (“Eagle”) through its subsidiary Anvia (Australia) Pty Ltd.

On December 12, 2018, Anvia Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on November 30, 2018, the Company completed its acquisition of Jamiesons Accounting Pty Ltd., an Australia corporation (“Jamiesons”) through its subsidiary Anvia (Australia) Pty Ltd.

On December 14, 2018, Anvia Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on December 10, 2018, the Company completed its acquisition of Doubleline Capital Sdn. Bhd, a Malaysia corporation (“Doubleline”).

On December 28, 2018, Anvia Holdings Corporation (the “Company”) completed its acquisition of Blue Pacific English Academy Inc., a Philippine corporation (“Blue Pacific”). The company did not file an form 8-K for this company as it is not material.

On January 3, 2019, Anvia Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on December 31, 2018, the Company completed its acquisition of Workstar Technologies Pty Ltd., a Malaysia corporation (“All Crescent”) through its subsidiary Anvia (Australia) Pty Ltd.

On January 4, 2019, Anvia Holdings Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on December 28, 2018, the Company completed its acquisition of All Crescent Sdn. Bhd., a Malaysia corporation (“All Crescent”) through its subsidiary Doubleline Capital Sdn. Bhd

This Amendment No. 1 to the Original Forms 8-K (“Amendment No. 1”) amends the Original Forms 8-K to provide the unaudited pro forma condensed financial information for the Company Anvia Holdings Corporation and Entrepreneur Culture Inc Sdn. Bhd; Doubleline Capital Sdn. Bhd; Blue Pacific English Academy Inc; for the year ended December 31, 2018.

This Amendment No. 1 to the Original Forms 8-K (“Amendment No. 1”) amends the Original Forms 8-K to provide the unaudited pro forma condensed financial information for the Company Anvia (Australia) Pty Ltd ( the subsidiary of Anvia Holdings Corporation) and Xamerg Pty Ltd; Jamiesons Accounting Pty Ltd; Workstar Technologies Pty Ltd for the year ended December 31, 2018.

This Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) amends the Original Forms 8-K to provide the unaudited pro forma condensed financial information for the Company Doubleline Capital Sdn. Bhd (the subsidiary of Anvia Holdings Corporation) and All Crescent Sdn. Bhd. for the year ended December 31, 2018.

2

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information

Exhibit filed herewith contains the unaudited pro forma condensed combined financial information of the Company and Entrepreneur Culture Inc Sdn. Bhd; Xamerg Pty Ltd; Jamiesons Accounting Pty Ltd; Doubleline Capital Sdn. Bhd; Blue Pacific English Academy Inc.; Workstar Technologies Pty Ltd.; All Crescent Sdn. Bhd. for the year ended December 31, 2018, in satisfaction of the Item 9.01(a) requirements.

(d) Exhibits

Exhibit	Description
99.1	Unaudited pro forma financial information.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Dated: April 3, 2019	By:	/s/ Ali Kasa
Ali Kasa President

4